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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): November 18, 2004


                          ENCYSIVE PHARMACEUTICALS INC.
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             (Exact name of registrant as specified in its charter)


         DELAWARE                       0-20117                  13-3532643
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(State or other jurisdiction          (Commission              (IRS Employer
       of incorporation)              File Number)          Identification No.)


      6700 WEST LOOP, 4TH FLOOR, BELLAIRE, TEXAS                77401
       (Address of principal executive offices)              (Zip Code)


        Registrant's telephone number, including area code: 713-796-8822


                                 Not Applicable
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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ITEM 5.02  DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS, ELECTION OF DIRECTORS;
           APPOINTMENT OF PRINCIPAL OFFICERS.

         Encysive Pharmaceuticals Inc. announced on November 18, 2004, that John
H. Dillon II, age 62, has been elected to the Company's Board of Directors and appointed to serve on the Audit Committee. Mr. Dillon's appointment brings the number of directors on the Board to eleven. Before retiring at the end of 2003, Mr. Dillon held the position of Executive Vice President, Corporate Development at Auxilium Pharmaceuticals, Inc., a specialty pharmaceutical company (Nasdaq symbol: AUXL). As Senior Vice President, Marketing of Auxilium from 2002 to 2003, he managed all pre-launch and launch activities for the company's first commercial product, Testim(R). Prior to joining Auxilium, Mr. Dillon served with MDS, Inc. as Senior Vice President, Drug Discovery and Development in 2001; Acurian, Inc. (formerly Intertrials.com) as Senior Vice President, Sales and Marketing in 2000; Omnicare CR (formerly IBAH, Inc.) as Executive Vice President from 1995 to 1999 and as Senior Vice President, Corporate Development from 1994 to 1995; United Medical Corporation as Senior Vice President, Corporate and Regulatory Affairs in 1994; as CEO of Research Data Corporation (a United Medical acquisition) from 1992 to 1993, and as Senior Vice President, Corporate Development from 1991 to 1994. Prior to working with United Medical, Mr. Dillon served in various positions at SmithKlineBeecham Corporation, including Vice President and Director of Worldwide Business Development where he managed business development, acquisitions and licensing, strategic product planning, and served as principal negotiator for the global pharmaceutical business. He is a graduate of Lafayette College with a BA in History and a minor in Pre-Medical, and holds an MBA from Wharton School at University of Pennsylvania in general management and public finance.


ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

         (c) Exhibits.

             99.1 Press Release.



                            [SIGNATURE PAGE FOLLOWS]

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                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            ENCYSIVE PHARMACEUTICALS INC.
                                                     (Registrant)

Date:  November 18, 2004
                                                /s/ Stephen L. Mueller
                                      ------------------------------------------
                                                  Stephen L. Mueller
                                      Vice President, Finance and Administration
                                               Secretary and Treasurer

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                                INDEX TO EXHIBITS


EXHIBIT NO.      DESCRIPTION
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   99.1          Press Release